UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

WARNER MUSIC GROUP CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on March 2, 2021.

Meeting Information
WARNER MUSIC GROUP CORP.	Meeting Type: For holders as of:	Annual Meeting January 7, 2021
Date: March 2, 2021 Time: 9:00 AM, Eastern Time
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/WMG2021.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/WMG2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).
WARNER MUSIC GROUP CORP. 1633 BROADWAY NEW YORK, NY 10019

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D29851-P48006

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT ANNUAL REPORT

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 16, 2021 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:
Go to www.virtualshareholdermeeting.com/WMG2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Company’s Board of Directors (“Board”) recommends that you vote “FOR” the election of each of the nominees named in Proposal 1 of the accompanying Proxy Statement, “FOR” each of Proposals 2 and 3, and for a frequency of “THREE YEARS” for future advisory votes to approve compensation paid to the Company’s named executive officers in Proposal 4. Information about the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

1.	Election of eleven directors for a one-year term ending at the 2022 Annual Meeting of Stockholders;

Nominees:

	1a.	Stephen Cooper

	1b.	Lincoln Benet

	1c.	Alex Blavatnik

	1d.	Len Blavatnik

	1e.	Mathias Döpfner

	1f.	Noreena Hertz

	1g.	Ynon Kreiz

	1h.	Ceci Kurzman

	1i.	Thomas H. Lee

	1j.	Michael Lynton

	1k.	Donald A. Wagner

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021;

3.	Advisory vote to approve the compensation paid to the Company’s named executive officers;

4.	Advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company’s named executive officers; and

Note:	Also includes authorization of the named proxies to vote in their discretion upon any such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

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